SUPPLEMENT DATED MARCH 20, 2023

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2022

FOR FLOATING RATE INCOME PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2022 for Floating Rate Income Portfolio (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on March 15, 2023, the Board of Trustees of Pacific Select Fund (the “Trust”), including a majority of the independent trustees, approved Aristotle Pacific Capital, LLC (“Aristotle Pacific”) to serve as sub-adviser to the Floating Rate Income Portfolio (the “Fund”), effective upon the closing of the acquisition of the Funds’ current sub-adviser, Pacific Asset Management (“PAM”), by Aristotle Capital Management, LLC (“Aristotle”) that is expected to occur in the second quarter of 2023 (the “Acquisition”). Upon the closing of the Acquisition, PAM will become a subsidiary of Aristotle and will be renamed Aristotle Pacific Capital, LLC. As a result, all references to PAM in the Prospectus will be deleted and replaced with Aristotle Pacific effective as of the closing of the Acquisition. Further, the Fund’s investment goal, principal investment strategies and portfolio management team are not expected to change as a result of the Acquisition.

Effective as of the closing of the Acquisition, the second paragraph in the Performance section of the Fund will be deleted and replaced with the following:

Aristotle Pacific Capital, LLC began managing the Fund in the second quarter of 2023. Other firms managed the Fund before that date.

Form No. 15-52037-00